Restricted Net Assets	12 Months Ended
Jun. 30, 2016
RESTRICTED NET ASSETS [Abstract]
Restricted Net Assets

23.	RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit payments of dividends by the subsidiaries and the VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, each of the Company’s subsidiaries and VIEs is required to annually appropriate 10% of net after-tax income to the statutory general reserve fund (Note 3(w)) prior to payment of any dividends, unless such reserve funds have reached 50% of its respective registered capital. As a result of these and other restrictions under PRC laws and regulations, the subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances of the Group’s total consolidated net assets. As of June 30, 2016, the total registered capital and statutory reserves of the Company’s subsidiaries and VIEs incorporated in PRC and subjected to restriction amounted to approximately RMB359,224. Even though the Company currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the Company may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends or distributions to its shareholders. Except for the above, there is no other restriction on the use of proceeds generated by the Company’s subsidiaries and the VIEs to satisfy any obligations of the Company.